SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

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Filed by a Party other than the Registrant   [ ]

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     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting material pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                            PRESIDENT CASINOS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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
                             PRESIDENT CASINOS, INC.
                             802 North First Street
                            St. Louis, Missouri 63102
                            _________________________

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON AUGUST 28, 2001
                            _________________________

  The 2001 Annual Meeting of Stockholders of President Casinos, Inc. (the "Company") will be held on August 28, 2001 at 1:00 p.m., prevailing local time, aboard the "Admiral" in Laclede's Landing, N. Leonor K. Sullivan Boulevard, St. Louis, Missouri for the following purposes:

    1. To elect two Class II directors to hold office until the 2003 Annual Meeting of Stockholders or until their successors shall have been duly elected and qualified; and two Class III directors to hold office until the 2004 Annual Meeting of Stockholders or until their successors shall have been duly elected and qualified;

    2. To consider and vote upon a proposal to amend the Company's Amended Certificate of Incorporation to reduce the authorized number of shares of common stock, $.06 par value per share ("Common Stock") from 100,000,000 shares to 14,000,000 shares of Common Stock, and to reduce the authorized number of preferred shares, $.01 par value per share ("Preferred Stock") from 10,000,000 shares to 150,000 shares of authorized Preferred Stock; and

    3. To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

  The close of business on July 11, 2001 has been fixed as the record date for the meeting. Only stockholders of record at that date are entitled to notice of and to vote at the meeting and any adjournment(s) or postponement(s) thereof.

  All stockholders are cordially invited to attend the meeting. The business to be transacted at the meeting is more fully described in the attached proxy statement, which is hereby made a part of this notice. If you cannot attend the Annual Meeting in person, please vote your shares by telephone, by Internet or by returning the enclosed proxy card which is being solicited by the Board of Directors. You may vote your shares by telephone at 1-800-840-1208 or by Internet at www.proxyvoting.com/prez. Specific instructions for voting by Internet are included at the website address. If you vote using the proxy card, please sign and return it in the enclosed postage-paid envelope. The return of the proxy will not affect your right to vote in person if you do attend the meeting. A copy of the Company's Annual Report is also enclosed.



                                       TIMOTHY MURRAY
                                       Secretary

July 20, 2001

       _________________________________________________________________

                             PRESIDENT CASINOS, INC.
                             802 North First Street
                            St. Louis, Missouri 63102
                            _________________________

                                 PROXY STATEMENT
                                       FOR
                       2001 ANNUAL MEETING OF STOCKHOLDERS
                                    TO BE HELD
                                 AUGUST 28, 2001
                            _________________________


  The enclosed proxy is solicited by the Board of Directors of President Casinos, Inc., a Delaware corporation, (the "Company"), for use at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held on August 28, 2001 at 1:00 p.m., prevailing local time, aboard the "Admiral" in Laclede's Landing, N. Leonor K. Sullivan Boulevard, St. Louis, Missouri, and any adjournment(s) or postponement(s) thereof. This proxy statement, the foregoing notice of 2001 Annual Meeting of Stockholders and the enclosed proxy are first being mailed to stockholders on or about July 20, 2001.

  You may cast your vote in person at the Annual Meeting, by telephone at 1-800-840-1208 or by Internet at www.proxyvoting.com/prez. Alternatively, you may vote using the enclosed proxy card. If you vote using the proxy card, please sign and return it in the enclosed postage-paid envelope. If you vote by telephone or Internet, there is no need to mail the proxy card. If you attend the Annual Meting, you may vote in person.

  As of the date of this proxy statement, the Board of Directors does not intend to bring any matter before the Annual Meeting other than the matters specifically referred to in the notice of the Annual Meeting, nor does the Board of Directors know of any matter which may be properly presented for action at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, the persons named in the accompanying proxy or their duly constituted substitutes acting at the Annual Meeting intend to vote the shares represented by proxies granting such persons discretionary authority to vote on such matters in accordance with their judgment as to the best interest of the Company.

  If the enclosed proxy is properly executed and returned prior to voting at the Annual Meeting, the shares represented thereby will be voted in the manner indicated thereon at the Annual Meeting and any adjournment thereof. In the absence of instructions, the shares represented at the Annual Meeting by the enclosed proxy will be voted "FOR" the nominees of the Board of Directors in the election of directors and "FOR" the proposal to amend the Company's Amended Certificate of Incorporation to reduce the authorized number of shares of Common Stock to a total of 14,000,000 shares of authorized shares of Common Stock, and to reduce the authorized number of preferred shares to a total of 150,000 shares of authorized Preferred Stock. Any stockholder giving the enclosed proxy or voting by telephone or Internet can revoke such vote by: (1) submitting a proxy bearing a later date, (2) providing written notice of revocation to the Secretary of the Company at or prior to the Annual Meeting, or (3) attending the Annual Meeting and voting in person. Attendance alone at the Annual Meeting will not of itself revoke a proxy.

                              VOTING SECURITIES

  At the close of business on July 11, 2001, the record date fixed for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"), there were 5,033,002 issued and outstanding shares of the Company's Common Stock, par value $.06 per share. There are no other classes of voting securities of the Company outstanding.

  Each outstanding share of Common Stock on July 11, 2001 is entitled to one vote on each matter to be acted upon and one vote for each director to be elected at the Annual Meeting. Stockholders do not have the right to cumulate votes in the election of directors. A plurality of the votes cast is required for the election of directors, which means that the nominees with the highest vote totals will be elected as directors. As a result, abstentions and broker "non-votes" do not have an effect on the results of the vote for the election of directors. Approval of the amendment to the Company's Amended Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock. Abstentions and broker "non-votes" and any other shares not voted at the meeting, therefore, will have the effect of a vote against the proposed amendment. Abstentions on such matter will be counted, but broker "non-votes" will not be counted, for the purpose of determining the number of shares represented at the meeting for purposes of determining whether a quorum of shares is present at the meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information regarding the ownership of the Company's Common Stock as of the Record Date: (i) by each person known to the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) by each of the Company's directors; (iii) by each of the executive officers of the Company listed in the Summary Compensation Table, and (iv) by all of directors and executive officers of the Company as a group.

  Name of Beneficial Owner          No. of Shares (1)     % of Class (1)
  ------------------------         ------------------     -------------
    John E. Connelly                   1,644,113 (2)          32.7%
    John S. Aylsworth                    481,057 (3)           8.8%
    Terrence L. Wirginis                 165,325 (4)           3.2%
    Karl G. Andren                        74,500 (5)           1.5%
    James A. Zweifel                      97,684 (6)           1.9%
    Royal J. Walker, Jr.                  36,000 (7)            *
    W. Ray Barrett                        15,000 (8)            *
    Ralph J. Vaclavik                     31,614 (9)            *
    All executive officers and
     directors as a group (8 persons)  2,545,293(10)          43.9%

--------------------------------------------
* Less than 1%

(1) Except as otherwise noted in the footnotes to this table, to the Company's knowledge each of the persons named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The percentage calculations are based upon 5,033,002 shares of Company Common Stock issued and outstanding as of the Record Date and, for each director or executive officer or the group, the number of shares subject to options exercisable by such director or executive or the group within 60 days following the Record Date.
(2) Includes an aggregate of 1,516,496 shares owned of record by entities controlled by Mr. Connelly. Also includes 37,500 shares beneficially owned by Mr. Connelly but subject to purchase options granted to certain individuals. Mr. Connelly's address is 2180 Noblestown Road, Pittsburgh, PA 15205.
(3) Includes 436,667 shares issuable pursuant to stock options which are currently exercisable or exercisable within 60 days after the Record Date. Mr. Aylsworth's address is 802 North First Street, St. Louis,
     MO 63102.
(4) Includes 112,000 shares issuable pursuant to stock options which are currently exercisable or exercisable within 60 days after the Record Date.
(5) Consists of 12,500 shares owned by New York Cruise Lines, Inc., of which Mr. Andren is Chairman and a principal stockholder; 62,000 shares issuable pursuant to stock options which are currently exercisable or exercisable within 60 days after the Record Date.
(6) Includes 86,000 shares issuable pursuant to stock options which are currently exercisable or exercisable within 60 days after the Record Date.
(7) Consists exclusively of shares issuable pursuant to stock options which are currently exercisable or exercisable within 60 days after the Record Date.
(8) Includes 5,000 shares issuable pursuant to stock options which are currently exercisable or exercisable within 60 days after the Record Date.
(9) Includes 31,000 shares issuable pursuant to stock options which are currently exercisable or exercisable within 60 days after the Record Date.
(10) Includes 768,667 shares issuable pursuant to stock options which are currently exercisable or exercisable within 60 days after the Record Date.

                         ITEM 1 - ELECTION OF DIRECTORS

  The Company has a classified Board of Directors consisting of three classes. At each Annual Meeting of Stockholders, directors are elected for a term of three years to succeed those directors whose terms are expiring.

  The Company did not hold an Annual Meeting of Stockholders in 2000. Accordingly, the term of office of Messrs. Wirginis and Barrett as Class II Directors of the Company was continued, and will expire at the 2001 Annual Meeting of Stockholders.

  At the 2001 Annual Meeting, two individuals will be elected to serve as Class II Directors of the Company, each for a term of two-year term expiring 2003 or until their respective successors are duly elected and qualified. In addition, two individuals will be elected to serve as Class III Directors of the Company, each for a three-year term expiring 2004 or until their respective successors are duly elected and qualified. The nominees receiving the vote of holders of a plurality of the shares entitled to vote and represented in person or by proxy at the Annual Meeting will be elected. Stockholders do not have the right to cumulate votes in the election of directors.

  Except as otherwise directed by the stockholder on the proxy card, the persons named as proxies on the accompanying proxy card intend to vote all duly executed proxies for the election of Terrence L. Wirginis and W. Raymond Barrett as Class II Directors and, John E. Connelly and John S. Aylsworth as Class III Directors. The nominees are all currently directors of the Company. If for any reason any of the nominees become unavailable for election, which is not now anticipated, the persons named in the accompanying proxy card will vote for such substitute nominees as is designated by the Board of Directors.

  The directors and executive officers of the Company, together with certain information about them, are set forth below.

         Name           Age    Director Since    Positions with the Company
         ----           ---    --------------    --------------------------
   John E. Connelly      75        1992          Chairman of the Board and
                                                   Chief Executive Officer
                                                   (Class III)
   John S. Aylsworth     50        1995          President, Chief Operating
                                                   Officer and Director
                                                   (Class III)
   Terrence L. Wirginis  49        1993          Vice Chairman of the Board,
                                                   Vice President-Marine and
                                                   Development and Director
                                                   (Class II)
   James A. Zweifel      55         --           Executive Vice President
                                                   and General Manager
   Ralph J. Vaclavik     46         --           Senior Vice President and
                                                   Chief Financial Officer
   Karl G. Andren        54        1993          Director (Class I)
   Royal P. Walker, Jr.  41        1996          Director (Class I)
   W. Raymond Barrett    68        1999          Director (Class II)

Nominees for Election as Class II Directors with Terms Expiring in 2003

  TERRENCE L. WIRGINIS has served as Vice Chairman of the Board since July 1997. Mr. Wirginis has served as Vice President, Marine and Development since August 1995 and as a director since the Company's inception. Prior to his employment with the Company, Mr. Wirginis provided consulting services to the Company with respect to the Company's marine operations and the development and improvement of the Company's facilities. The Company has been advised that Mr. Wirginis devotes an insubstantial amount of his time to Gateway Clipper Fleet, a company in which he has an ownership interest. Mr. Wirginis is the grandson of Mr. Connelly.

  W. RAYMOND BARRETT became a member of the Company's Board of Directors in August 1999. Mr. Barrett founded Biomedical Systems Corporation, a manufacturer of medical equipment and provider of pharmaceutical data acquisition and perinatal services, in 1975. Mr. Barrett served as President of Biomedical Systems Corporation from inception until 1995 and has served as its Chairman since 1995. Mr. Barrett is a member of the Company's Audit and Compensation Committees.

Nominees for Election as Class III Directors with Terms Expiring in 2004

  JOHN E. CONNELLY has served as Chairman and a director of the Company and its predecessors since their inception. Mr. Connelly has also served as Chief Executive Officer of the Company from its inception until March 1995 and from July 1995 to the present. Mr. Connelly served as President of the Company from July 1995 until July 1997. Entities controlled by Mr. Connelly have owned and operated the Gateway Clipper Fleet in Pittsburgh from its inception in 1958 through 1996, the Station Square Sheraton Hotel in Pittsburgh from 1981 to 1998 and the Broadwater Beach Resort from 1992 until such time as the purchase of the property by a limited liability company in which the Company and Mr. Connelly have interests. In 1984, Mr. Connelly founded World Yacht Enterprises, a fleet of dinner cruise, sightseeing and excursion boats in New York City. In 1985, he started Gateway Riverboat Cruises in St. Louis, a predecessor to the Company. Mr. Connelly is also the founder, owner and Chief Executive Officer of J. Edward Connelly Associates, Inc., a marketing firm based in Pittsburgh, Pennsylvania.

  JOHN S. AYLSWORTH has been President and Chief Operating Officer since July 1997, and a director of the Company since July 1995. Mr. Aylsworth served as Executive Vice President and Chief Operating Officer of the Company from March 1995 to July 1997. Prior to joining the Company, Mr. Aylsworth served as an executive officer for Davis Companies, located in Los Angeles, California. >From January 1992 through October 1994, Mr. Aylsworth was Chief Executive Officer of The Sports Club Company, a company which operates premier health and fitness facilities in Los Angeles and Irvine, California.

Directors Continuing in Office

Terms Expiring in 2002

  KARL G. ANDREN has been Chairman of Circle-Line Sightseeing Yachts, Inc., a subsidiary of New York Cruise Lines, Inc. ("NYCL"), which operates the leading sightseeing cruise line in New York City, since 1981. In addition, NYCL owns World Yacht, Inc., a fleet of luxury dinner cruise, sightseeing and excursion boats in New York City. Mr. Andren is a principal stockholder in NYCL. Mr. Andren is a member of the Company's Audit and Compensation Committees.

  ROYAL P. WALKER, JR. became a member of the Company's Board of Directors on June 4, 1996. Mr. Walker holds a J.D. from Texas Southern University in Houston, Texas, and since June 1, 1992 has served on the staff of The Institute for Disability Studies at the University of Southern Mississippi. >From June 1991 through May 1992 he served as the first Executive Director of the Mississippi Gaming Commission. Mr. Walker is a member of the Company's Audit and Compensation Committees.

Recommendation of Board of Directors

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF TERRENCE L. WIRGINIS AND W. RAYMOND BARRETT AS CLASS II DIRECTORS AND "FOR" THE ELECTION OF JOHN E. CONNELLY AND JOHN S. AYLSWORTH AS CLASS III DIRECTORS.

              MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  During fiscal 2001, the Board of Directors held eleven formal meetings, of which ten were telephonic meetings. During fiscal 2001, all Board of

Directors members attended at least seventy-five percent of the aggregate number of meetings of the full Board of Directors and of each committee on which such director serves.

  The Audit Committee, which is currently comprised of Messrs. Andren, Walker and Barrett, and whose tasks include reviewing the Company's audited financial statements and making recommendations to the full Board of Directors concerning the Company's audits and selection of independent public accountants, met once during fiscal year 2001. In addition, the Company has established a Compensation Committee, also currently composed of Messrs. Andren, Walker and Barrett, whose responsibilities include determining salaries, bonuses and other compensation for the Company's executive officers and administering the Company's stock option plans. The Company's Compensation Committee met once during fiscal year 2001.

                           COMPENSATION OF DIRECTORS

  During fiscal 2001, directors who were not employees of the Company received annual director's fees of $36,000. Directors who are employees of the Company do not receive director's fees. Directors of the Company are entitled to receive discretionary grants of stock options. No such grants were made in fiscal 2001. In addition, under the Company's existing stock option plan, each non-employee director elected to the Board of Directors receives a grant of non-qualified stock options to purchase 5,000 shares of Common Stock at the fair market value of the Company's Common Stock on the date of grant. These stock options are exercisable immediately with respect to one-half of the shares and become exercisable with respect to the remainder of the shares in two equal annual installments.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Introduction

  The Compensation Committee of the Board of Directors (the "Committee") is responsible for making all compensation decisions with respect to the executive officers of the Company. The Committee currently consists of Messrs. Andren, Walker and Barrett. Messrs. Andren and Walker were elected to the Committee in June 1996. Mr. Barrett was elected to the Committee in April 2001.

Compensation Policies

  Underlying the Committee's decision with respect to executive officers' compensation is the premise that it is fundamentally important that the Company be able to attract, retain, motivate and benefit from the guidance and experience of suitably talented and qualified individuals. The Company's compensation policy is based upon the principal that the financial rewards to the executives should be aligned with the financial interests of the stockholders of the Company. In this manner, the Committee believes that the Company will meet its ultimate responsibility to its stockholders by striving to create a suitable long-term return on their investment through earnings from operations and prudent management of the Company's business. As part of the compensation policy, the Committee believes that its executives should be encouraged to acquire equity interests in the Company, thereby providing additional incentives, corresponding to the interests of stockholders, to provide their maximum effort toward the success and profitability of the Company's businesses and the achievement of increased stockholder value. The

Company's compensation packages for its executive officers consist of three major components: base salary, bonus and stock options.

  Each year, the Committee conducts a full review of the Company's executive compensation program, as well as a review of each executive's performance during the year. As part of such review, the Committee periodically reviews publicly available information regarding the compensation levels and policies in the context of other companies within the gaming industry, as well as with a broader group of companies of comparable size and complexity. In addition, the Committee uses its discretion to set executive compensation based upon external and internal factors and the particular executive's circumstances.

Base Salary

  The base salary level for each of the Company's executives is principally based upon the level and scope of the responsibilities of the office, the pay levels of similarly positioned executive officers among companies competing for the services of such executives and a consideration of the level of experience and performance profile for the particular executive officer. Annual adjustments to each executive officer's salary are also based on the foregoing factors. Additionally, the Committee considers the prevailing economic conditions, the relationship of any such adjustments to those provided to other employees within the Company, the scope of the executive's duties and responsibilities and other performance-related criteria that may be relevant with respect to such executive officer at the time.

  The base salaries for each of Messrs. Connelly, Aylsworth, Wirginis, Vaclavik and Zweifel were determined pursuant to employment agreements with the Company and are subject to adjustment as determined by the Committee in light of the foregoing criteria.

Bonuses

  Bonuses are viewed as a reward for individual contributions to the Company's performance, based not only on the Company's short-term results but also on the contributions each executive officer has made to the potential for growth of the Company's profits. Executives participate in an annual cash incentive plan administered by the Compensation Committee. This plan makes a portion of the participant's compensation dependent upon the quarterly and annual performance of the Company. The purpose of this plan is to focus each executive on the attainment of financial objectives that the Compensation Committee believes are primary determinants of the Company's share price over time. Each year, specific earnings goals are approved by the Compensation Committee under the plan. The amount of the target award is determined by a comparison of actual earnings before interest, taxes, depreciation and amortization ("EBITDA") to the earnings goals. The actual award may vary from zero to 235% of the target award. In addition, the Compensation Committee has retained the ability to award a discretionary bonus based upon individual contributions to the Company's performance.

  Bonuses for fiscal 2001 were awarded based upon meeting certain quarterly EBITDA targets established by the Compensation Committee and the successful execution of the sale of the Company's Davenport assets.

Stock Options

  Pursuant to the Company's existing stock option plan, stock options may be granted to the Company's executive officers. The Committee believes that long-term incentive compensation such as stock options are the most direct way of tying executive compensation to increases in stockholder value. The Committee believes that awards of stock options are an important complement to the cash elements of the Company's executive officers' compensation described above as they align the executive's interests with those of the Company's stockholders.

  Stock options are granted with an exercise price generally equal to the market price of the Company's Common Stock on the date of grant, and typically are subject to vesting requirements based upon the executive's continued employment with the Company. This approach is designed to create incentives for the executive to seek to achieve improvement in the Company's performance and creation of stockholder value over the long-term, and additionally provides an incentive for the executive to remain in the service of the Company.

  The Committee from time to time has evaluated the level of long-term incentives provided to each of the executive officers of the Company. When considering whether to make grants of stock options, the Committee reviews each officer's relative contributions to corporate performance, the practices of comparable companies and takes into consideration the effect such awards might have on Company performance and stockholder value. Executive officers who join the Company are typically granted options to purchase shares of the Company's Common Stock based upon a consideration of such executive's level of duties. No grants were made to executive officers in fiscal 2001.

Compensation of Chairman and Chief Executive Officer

  Mr. Connelly has agreed to serve as Chairman of the Board of the Company until June 1, 2003. Prior to December 18, 1992, Mr. Connelly did not receive any salary or bonus from the Company. Pursuant to his employment agreement with the Company, Mr. Connelly received a salary of $200,000 in fiscal 2001 and a bonus awarded by the Compensation Committee.

  This report is submitted by the members of the Committee.

                                               Karl G. Andren
                                               Royal P. Walker, Jr.
                                               W. Raymond Barrett

                     COMPENSATION OF EXECUTIVE OFFICERS

  The following table sets forth certain information with respect to compensation paid by the Company during the three fiscal years ended February 28/29, 2001, 2000 and 1999, respectively, to each of the named executive officers of the Company.

                                    SUMMARY COMPENSATION TABLE
                                                                 Long-Term
                                        Annual Compensation     Compensation
                                        --------------------    ------------
                                                                 Securities          All
                                Fiscal                           Underlying         Other
Name and Principal Position      Year     Salary      Bonus     Options/SARs     Compensation (1)
---------------------------     ------    ------      -----     ------------     ----------------
John E. Connelly                 2001    $200,000    $ 33,333         --            $ 3,385
Chairman of the Board and        2000     200,000         --          --              3,200
Chief Executive Officer          1999     200,000         --          --              3,200

John S. Aylsworth                2001    $450,000    $ 93,750         --            $ 3,006
President and Chief              2000     450,000     150,000      90,000             3,786
Operating Officer                1999     400,000     236,667         --              2,867

Terrence L. Wirginis             2001    $205,000    $ 25,625         --            $ 3,332
Vice Chairman of the             2000     205,000      41,000      60,000             3,404
Board and Vice President         1999     180,000      63,900         --              3,110
-Marine and Development

James A. Zweifel                 2001    $218,269    $ 25,725         --            $ 3,447
Executive Vice President         2000     205,000      41,000      60,000             3,404
and General Manager              1999     180,000      63,900         --              3,110

Ralph J. Vaclavik                2001    $141,458    $ 15,625         --            $ 3,493
Senior Vice President and        2000     125,000      50,000         --              3,174
Chief Financial Officer          1999     115,000      40,825         --              3,143

___________________

(1) Consists of contributions made to the Company's 401(k) plan for the account of the named executive.

  The following table sets forth information regarding the number and value of options held by each of the Company's executive officers named in the Summary Compensation Table during fiscal 2001. None of the named executive officers exercised any stock options during fiscal 2001.

                                FISCAL YEAR END OPTION/SAR VALUES

                                  Number of Securities
                                 Underlying Unexercised               Value of Unexercised
                                     Options/SARs                   in-the-Money Options/SARs
                                 at Fiscal Year End (#)             at Fiscal Year End ($) (1)
                               -------------------------            --------------------------
Name                       Exercisable       Unexercisable       Exercisable       Unexercisable
----                      --------------     --------------     --------------     --------------

John E. Connelly                   --                --            $    --            $    --
John S. Aylsworth              436,667               --                 --                 --
Terrence L. Wirginis           112,000               --                 --                 --
James A. Zweifel                86,000               --                 --                 --
Ralph J. Vaclavik               31,000               --                 --                 --

_____________________

(1) As of February 28, 2001, no options were in the money.

Employment Arrangements

  In June 1998, the Company entered into separate Amended and Restated Employment Agreements with each of Messrs. Connelly, Aylsworth, Wirginis and Zweifel. The agreements with each of Messrs. Connelly, Aylsworth and Wirginis provide for a term of employment through June 1, 2003, and the agreement with Mr. Zweifel provides for a term of employment through June 1, 2001. The agreements are automatically renewable thereafter for successive two-year terms unless terminated by either party. In September 2000, the Company amended Mr. Zweifel's Amended and Restated Employment Agreement whereby his responsibilities became those of Vice President-General Manager of the St. Louis operations.

  In March 1999, the Company entered into an Employment Agreement with Mr. Vaclavik for an employment term through March 1, 2002, continuing in effect until such time as either party gives 90 days written notice of its or his intention to terminate the agreement.

  The agreements provide for minimum annual base salaries of $200,000 for Mr. Connelly, $400,000 for Mr. Aylsworth, $180,000 for each of Mr. Wirginis and Mr. Zweifel and $125,000 for Mr. Vaclavik. Such minimum annual base salaries are subject to increases at the discretion of the Compensation Committee. Each such executive officer may also receive incentive bonuses provided through any incentive compensation plan of the Company.

  Each employment agreement provides that if the Company terminates the employment of the executive without Cause or if the executive terminates his employment for Good Reason prior to a Change in Control of the Company, the Company will be required to pay such executive officer severance benefits including the continuation of the executive's then-current annual salary for a maximum of two years (except for Mr. Zweifel's and Mr. Vaclavik's agreements, which provide for salary continuation for a one-year period), and the continuation of certain employment benefits to which he otherwise would have been entitled. "Cause" is generally defined as (i) any breach or failure to perform duties or follow instructions of the Board of Directors, (ii) commission of fraud, misappropriation, embezzlement or other acts of dishonesty, alcoholism, drug addiction or dependency or conviction of a felony or gross misdemeanor if the Board of Directors determines such conduct is materially adverse to Company, (iii) breach of the employment agreement by the executive, or (iv) the refusal by any gaming commission with jurisdiction over the Company's facilities to grant a license to the executive or any suspension or revocation of a license previously granted to the executive. "Good Reason" is generally defined as (i) a significant and adverse change in the nature or scope of the executive's position, authority, duties or responsibility, (ii) a failure to continue the executive officer's then-current participation in benefits or compensation, (iii) within a period of one year following a Change in Control (as defined), resignation by the executive in his sole and absolute discretion, or (iv) any material breach of the agreement by the Company.

  The employment agreements of Messrs. Connelly, Aylsworth, Wirginis and Zweifel additionally provide that each such executive officer will be paid severance benefits in the event that his employment with the Company is terminated by the Company without Cause or by the executive for Good Reason within two years of a Change in Control of the Company. The Change in Control provisions would require, in addition to any other benefits to which the executive is entitled, a lump-sum cash payment in an amount equal to 2.99 times the executive officer's average annual base compensation, as determined pursuant to the employment agreement. If payment of the foregoing amounts and any other benefits received or receivable upon termination after a Change in Control would subject such executive officer to the payment of a federal excise tax, the total amount payable by the Company to such executive officer would be increased by an amount sufficient to provide such executive officer (after satisfaction of all excise taxes and federal income taxes attributable to such increased payment) with a net amount equal to the amount receivable prior to the federal excise tax and federal income tax owed by the executive officer.

  Change in Control is generally defined as (i) the acquisition by any person of beneficial ownership of 20% or more of the combined voting power of the Company's then outstanding securities, (ii) a change in the composition of the Company's Board of Directors such that during any two consecutive years the incumbent directors and their nominees do not constitute a majority of the Board, (iii) a merger or consolidation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the holders of the Common Stock prior to such event do not have the same proportionate ownership of the common stock of the surviving corporation, (iv) a merger or consolidation of the Company in which the Company is the continuing or surviving corporation in which the holders of the Company's Common Stock immediately prior to such event do not own 50% or more of the outstanding stock of the surviving corporation, or (v) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or the sale of substantially all of the assets of the Company. A transfer by Mr. Connelly and certain related persons and entities which would otherwise be sufficient to constitute a Change of Control would not constitute a Change of Control for the purpose of triggering a payment to Mr. Connelly, but would constitute a change in control for each of the other executives.

                  ITEM 2 - PROPOSAL TO AMEND THE COMPANY'S
          AMENDED CERTIFICATE OF INCORPORATION TO REDUCE THE NUMBER
              OF AUTHORIZED SHARES OF COMMON AND PREFERRED STOCK

  The Board of Directors has unanimously approved a proposal, subject to stockholder approval, to amend Article IV of the Company's Amended Certificate of Incorporation to reduce the authorized number of shares of common stock, $.06 par value per share ("Common Stock") from 100,000,000 shares to 14,000,000 shares of authorized shares Common Stock, and to reduce the authorized number of preferred shares, $.01 par value per share ("Preferred Stock") from 10,000,000 shares to 150,000 shares of authorized Preferred Stock. The complete text of Article IV of the Company's Amended Certificate of Incorporation as proposed to be amended is set forth in "Appendix A" to this proxy statement. The proposed amendment would not change the par value of the shares of the Company's Common Stock or Preferred Stock or affect the legal rights of holders of existing shares of Common Stock.

Purpose and Effect of the Proposed Amendment

  As of the Record Date, the Company had 100,000,000 authorized shares of Common Stock of which 5,033,002 shares of Common Stock were issued and outstanding and 10,000,000 authorized shares of Preferred Stock of which no shares of Preferred Stock was issued and outstanding. Of the remaining 94,966,998 authorized shares of Common Stock, only 1,225,000 shares are reserved for future issuance pursuant to the Company's equity based incentive plans and other obligations, resulting in an aggregate of 93,741,998 shares remaining available for issuance by the Company. The Board of Directors of the Company believes that it is in the best interests of the Company and its stockholders to decrease the number of authorized but unissued shares of its Common Stock and Preferred Stock. The Board of Directors believes that the reduction in the number of authorized shares of Common Stock and Preferred Stock will permit the Company to save approximately $90,000 annually in Delaware franchise taxes, while still maintaining a sufficient number of authorized shares to permit the Company to act promptly with respect to possible future financing, possible acquisitions, additional issuances, and for other corporate purposes including implementation of the Company's Stockholders Rights Plan Adopted 1997, if necessary.

Stockholder Vote Required

  The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock is required for approval of the proposed amendment to the Amended Certificate of Incorporation. If this proposal is approved, the proposed amendment will become effective upon filing a certificate of amendment to the Amended Certificate of Incorporation with the Secretary of State of Delaware, which filing is expected to take place shortly after such shareholder approval. Should such stockholder approval not be obtained, then the number of authorized shares will remain the same.

Recommendation of Board of Directors

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY'S AMENDED CERTIFICATE OF INCORPORATION TO REDUCE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND PREFERRED STOCK.

                          STOCK PERFORMANCE GRAPH

  The following table compares the cumulative total stockholder return on the Company's Common Stock during the five-year period from February 29, 1996 through February 28, 2001, with the cumulative return on Dow Jones Casinos Index (the "DJ Casinos Index") and the Standard & Poor's 500 Stock Index ("S&P 500") assuming $100 was invested in the Company's Common Stock on February 29, 1996 and in each of the foregoing indices and assumes reinvestment of any dividends (no dividends have been paid on the Company's Common Stock during the periods presented). The comparisons are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

                           02/96    02/97    02/98    02/99    02/00    02/01
                          -------  -------  -------  -------  -------  -------
President Casinos, Inc.     100       32       31       22        9        3
S&P 500                     100      126      170      204      228      209
DJ Casinos Index            100       87       85       70       74       97

                            CERTAIN TRANSACTIONS

  Mr. Connelly and his affiliates continue to guarantee debt of the Company in fiscal 2001. The highest aggregate sum guaranteed in fiscal year 2001 was $3,000,000. The guaranteed amount as of February 28, 2001 was $2,600,000.

                             GENERAL INFORMATION

ANNUAL REPORT ON FORM 10-K

  A copy of the Company's Annual Report on Form 10-K for fiscal 2001 has been furnished to stockholders with the mailing of this proxy statement.

  UPON WRITTEN REQUEST OF ANY PERSON WHO ON JULY 11, 2001 WAS A RECORD OWNER OF THE COMPANY'S COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE A BENEFICIAL OWNER OF SUCH COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, THE COMPANY WILL SEND TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS FOR THIS REPORT SHOULD BE DIRECTED TO: PRESIDENT CASINOS, INC., ATTENTION: INVESTOR RELATIONS, 802 NORTH FIRST STREET, ST. LOUIS, MISSOURI 63102.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  Deloitte & Touche LLP served as the Company's independent public accountants for fiscal year 2001 and has been selected by the Board of Directors to continue in such capacity during fiscal year 2002. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting to respond to appropriate questions, and such representatives will have the opportunity to make statements if they so desire.

  The Company paid Deloitte & Touche LLP $206,000 for the audit and review of the Company's financial statements included in its Forms 10-K and 10-Q during the year ended February 28, 2001. Additionally, the Company incurred $110,000 for Missouri Gaming Commission compliance audits and $16,000 for consulting regarding state tax matters. During fiscal year 2001, the Company did not pay Deloitte & Touche LLP any other fees for any other services, including financial information systems design and implementation.

                        REPORT OF THE AUDIT COMMITTEE

  The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Audit Committee operates pursuant to a written charter, which was approved and adopted by the Board of Directors. A copy of the Charter of the Audit Committee is attached to this Proxy Statement as "Appendix B." The Board of Directors has determined that each of the members of the Audit Committee are independent within the meaning of the listing standards of the Nasdaq Stock Exchange. The Company's independent auditors, Deloitte & Touche LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles in the United States of America.

  In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-K with management. In connection with its review of the Company's financial statements, the Audit Committee discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

  The Audit Committee meets with the independent auditors, with and without management present, to discuss the scope and plans for the audit, results of their examinations, their evaluations of the Company's internal controls resulting from their audit, and the overall quality of the Company's financial reporting. The Audit Committee reviewed with the independent auditors matters as are required to be discussed with the Audit Committee under generally accepted auditing standards in the United States of America, including, but not limited to, those matters required under Codification of Statements on Auditing Standards No. 61. The Audit Committee has received from the independent auditors the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In connection with this disclosure, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company.

  This report is submitted by the members of the Audit Committee of the Board of Directors.

                                               Karl G. Andren
                                               Royal P. Walker, Jr.
                                               W. Raymond Barrett


                          PROPOSALS OF STOCKHOLDERS

  Under applicable regulations of the Securities and Exchange Commission, all proposals of stockholders to be considered for inclusion in the proxy statement for the 2002 Annual Meeting of Stockholders must be received at the offices of the Company, c/o Secretary, 802 North First Street, St. Louis, Missouri 63102 not later than March 22, 2002. The Company's By-Laws provide that stockholder proposals, including nominations of directors, that do not appear in the proxy statement may be considered at a meeting of stockholders only if written notice of the proposal is received by the Company's Secretary not less than 60 days and not more than 90 days prior to the anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be delivered not earlier than the 90th day prior to such annual meeting and not later than the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Under the By-laws of the Company, the date by which written notice of a proposal must be received by the Company to be considered at the 2002 Annual Meeting of Stockholders is May 21, 2002.

  Any written notice of a stockholder proposal must include the following information: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner, and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors, and persons who own more than ten percent of our outstanding stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission. To the knowledge of management, based solely on its review of such reports furnished to the Company and written representations that no other reports were required to be filed, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent beneficial owners were complied with during the year ended February 28, 2001.

                         SOLICITATION OF PROXIES

  The accompanying form of proxy is being solicited on behalf of the Board of Directors of the Company. The Company will bear the cost of the solicitation of the Board of Directors' proxies for the Annual Meeting, including the cost of preparing, assembling and mailing proxy materials, the handling and tabulation of proxies received and charges of brokerage houses and other institutions, nominees and fiduciaries in forwarding such materials to beneficial owners. In addition to mailing proxy materials, such solicitation may be made in person or by telephone, telegraph or facsimile by directors, officers or regular employees of the Company, which persons will not be specially compensated for such services.

                                  APPENDIX A


              AMENDMENT TO AMENDED CERTIFICATE OF INCORPORATION


  RESOLVED, that the first three paragraphs of Article IV of the Corporation's Amended and Restated Certificate of Incorporation be deleted and replaced with the following:

  "The total number of shares of stock which the Corporation is authorized to issue is 14,150,000 (fourteen million one hundred fifty thousand), consisting of 14,000,000 (fourteen million) shares of Common Stock having a par value of $.06 per share, and 150,000 (one hundred fifty thousand) shares of Preferred Stock having a par value of $0.01 per share."

                                 APPENDIX B
                           AUDIT COMMITTEE CHARTER
                           PRESIDENT CASINOS, INC.
                          (Effective June 12, 2001)

Purpose

  There shall be an Audit Committee of the Board of Directors (the "Committee") of President Casinos, Inc., a Delaware corporation (the "Company") which is designated by and reports to the Board of Directors.

  The Committee shall have responsibility to oversee the Company's management, internal audit, and independent public accountants in regard to corporate accounting, financial reporting and systems of internal control established by management. The Committee has the authority to conduct any investigations it deems appropriate, with full access to all books and records, facilities, personnel and outside advisors of the Company.

Organization

  The Committee shall consist of at least three directors. Committee members shall meet the requirements of the Nasdaq Stock Market. Each director appointed to the Committee shall:

   a) Have no relationship with the Company which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment; and

   b) Be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. If a director is not capable of understanding such fundamental financial statements, he or she must become able to do so within a reasonable period of time after appointment to the Committee.

Responsibilities

  The Committee recognizes that the preparation of the Company's financial statements and other financial information is the responsibility of the Company's management and that the auditing, or conducting of limited reviews, of those financial statements and other financial information is the responsibility of the Company's independent public accountants. The Committee's responsibility is to oversee the financial reporting process.

  The Company's management, and its independent public accountants, in the exercise of their responsibilities, acquire greater knowledge and more detailed information about the Company and its financial affairs than the members of the Committee. Consequently, the Committee is not responsible for providing any expert or other special assurance as to the Company's financial statements and other financial information or any professional certification as to the outside auditor's work, including, without limitation, their reports on and limited reviews of, the Company's financial statements and other financial information.

  In carrying out its oversight responsibilities, the Committee shall:

   a) Review and reassess the adequacy of the Audit Committee Charter annually;

   b) Require that the independent public accountants provide the Committee with a formal written statement delineating all relationships between the independent public accountants and the Company, consistent with Independence Standards Board Standard No. 1, and discuss with the independent public accountants their independence;

   c) Actively engage in a dialogue with the outside auditors regarding any disclosed relationships or services that may impact their objectivity and independence;

   d) Take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent public accountants;

   e) Review and consider the matters identified in Statement on Auditing Standards No. 61 with the independent public accountants and management;

   f) Beginning with the audited financial statements of the Company for the fiscal year ending February 28, 2002, review and discuss the Company's audited financial statements that are to be included in the Company's Annual Reports on Form 10-K with the independent public accountants and management and determine whether to recommend to the Board of Directors that the financial statements be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission; and

   g) Review, or the Committee's Chairperson shall review, any matters identified by the independent public accountants pursuant to Statement on Auditing Standards No. 71 regarding the Company's interim financial statements filed by the Company in the Quarterly Reports on Form 10-Q.

  The independent public accountants ultimately are accountable to the Board of Directors and the Committee, as representatives of the shareholders. The Board of Directors and the Committee have ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent public accountants, and, if applicable, to nominate the independent public accountants to be proposed for approval by the shareholders in any proxy statement.

                          PRESIDENT CASINOS, INC.
                 PROXY SOLICITED BY THE BOARD OF DIRECTORS
        2001 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 28, 2001

  The undersigned stockholder of PRESIDENT CASINOS, INC. (the "Company"), revoking all previous proxies, hereby appoints JAMES A. ZWEIFEL and RALPH J. VACLAVIK and each of them acting individually, with full power of substitution, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Company's Common Stock held of record by the undersigned as of the close of business on July 11, 2001 at the 2001 Annual Meeting of Stockholders of the Company to be held August 28, 2001 at 1:00 p.m., prevailing local time, aboard the "Admiral," N. Leonor K. Sullivan Boulevard, St. Louis, Missouri, and any adjournment(s) or postponements(s) thereof (the "Annual Meeting"), for the votes the undersigned would be entitled to cast if then personally present.

  This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR LISTED AND "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO OUR AMENDED CERTIFICATE OF INCORPORATION.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 (Continued and to be signed on reverse side)

                          ** FOLD AND DETACH HERE **

Dear Stockholder:

  Enclosed is material relating to the Company's 2001 Annual Meeting of Stockholders, which will be held on August 28, 2001 aboard the "Admiral" in Laclede's Landing, N. Leonor K. Sullivan Boulevard, St. Louis, Missouri. The Notice of Annual Meeting and Proxy Statement describe the business to be transacted at the meeting. The business includes three proposals of the Board of Directors: (1) the election of two Class II Directors and the election of two Class III Directors; (2) the proposal to amend the Company's Amended Certificate of Incorporation, and (3) to transact such other business as may properly come before the meeting or any adjournments(s) or postponements(s) thereof.

  The Board recommends that you vote "FOR" each of the proposals. You can vote in one of three ways: (1) by Internet at (www.proxyvoting.com/prez); or
(2) by telephone, at 1-800-840-1208 (available 24 hours a day, 7 days a week); or (3) by marking, signing, dating and returning your proxy card in the accompanying postage-paid envelope. If you vote by Internet or telephone, there is no need to mail the proxy card.

  Additionally, if you would like to receive future proxy materials and other Company communications electronically via the Internet, please read the statement and mark the box on the reverse side of this card.

  Your votes are important to us. We look forward to hearing from you.

                                                          Please mark     |X|
                                                          your votes as
                                                          indicated in
                                                          this example

1. Election of Two Class II Directors - 01 Terrence L. Wirginis and 02 W. Raymond Barrett. Election of Two Class III Directors - 03 John E. Connelly and 04 John S. Aylsworth.

    [_] FOR the nominees for director named above.

    [_] WITHHOLD AUTHORITY to vote for nominee.

   (Instruction: To withhold authority for an individual nominee, write the name of such nominee on the space provided below.)

   _______________________________________________________________________

2. PROPOSAL to amend the Company's Amended Certificate of Incorporation to reduce the authorized number of shares of common stock, $.06 par value per share ("Common Stock") from 100,000,000 shares, to 14,000,000 shares of Common Stock, and to reduce the authorized number of preferred shares, $.01 par value per share ("Preferred Stock") from 10,000,000 shares, to 150,000 shares of Preferred Stock.

            [_] FOR            [_] AGAINST            [_] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.


DATED:____________________________, 2001


________________________________________
(Stockholder's Signature)

________________________________________
(Stockholder's Signature)

NOTE: PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE COMPANY. Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his/her name and title.

By  checking  the box to the right,  I consent to future  delivery  of    [_]
annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a web page which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY UNLESS YOU VOTE YOUR SHARES BY TELEPHONE OR ON THE INTERNET, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.


                          ** FOLD AND DETACH HERE **

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.


------------------------------------------------------------------------------
                                    Internet
                         http://www.proxyvoting.com/prez

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.
------------------------------------------------------------------------------

                                       OR

------------------------------------------------------------------------------
                                   Telephone
                                 1-800-840-1208

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.
------------------------------------------------------------------------------

                                       OR

------------------------------------------------------------------------------
                                      Mail

                              Mark, sign and date
                                your proxy card
                                      and
                                return it in the
                             enclosed postage-paid
                                   envelope.
------------------------------------------------------------------------------

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.